UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 23, 2006


                               SE FINANCIAL CORP.
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             (Exact name of Registrant as specified in its Charter)

         Pennsylvania                 0-50684                   57-1199010
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(State or other jurisdiction        (Commission               (IRS Employer
of incorporation)                   File Number)             Identification No.)

1901-03 East Passyunk Avenue, Philadelphia, Pennsylvania           19148
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(Address of principal executive offices)                        (Zip Code)

       Registrant's telephone number, including area code: (215) 468-1700
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                                 Not Applicable
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          (Former name or former address, if changed since last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

          [_] Written communications  pursuant to Rule 425 under the Securities
              Act

          [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

          [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

          [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

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                               SE FINANCIAL CORP.

                    INFORMATION TO BE INCLUDED IN THE REPORT

                            Section 8 - Other Events

Item 8.01 Other Events.

         On January 23, 2006, the Registrant announced that it completed the repurchase of a total of 300,000 shares of common stock at an average price per share of $14.185 per share, excluding brokerage commissions, under its previously announced stock repurchase programs. As a result of the completion of the repurchase, the Registrant currently has 2,286,375 shares of common stock issued and outstanding, including shares held by the Company in its Stock Compensation Trust.

         A copy of the press release announcing the completion of the stock repurchase is included with this Current Report on Form 8-K as an exhibit.

                  Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

          Press Release dated January 23, 2006

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            SE FINANCIAL CORP.

Date: January 23, 2006                      By: /s/Marcy C. Panzer
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                                                Marcy C. Panzer
                                                Chairman of the Board